Exhibit 10.1

Fourth AMENDMENT TO
REVOLVING CREDIT AGREEMENT

This FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Loan Amendment”) dated as of November 5, 2012, is entered into by and among LANDMARK BANCORP, INC., a Delaware corporation (the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association with principal offices in Omaha, Nebraska (the “Bank”) (the Borrower and the Bank are sometimes hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”).

WHEREAS, the Parties have entered into that certain Revolving Credit Agreement dated as of November 19, 2008 (the “Initial Credit Agreement”), as amended by that certain letter agreement among the Parties dated February 6, 2009 (the “Letter Agreement”), First Amendment to Revolving Credit Agreement among the Parties dated November 18, 2009 (the “First Amendment”), Second Amendment to Revolving Credit Agreement among the Parties dated November 5, 2010 (the “Second Amendment”), and Third Amendment to Revolving Credit Agreement among the Parties dated November 4, 2011 (the “Third Amendment”) (the Initial Credit Agreement, the Letter Agreement, the First Amendment, the Second Amendment, and the Third Amendment are hereinafter collectively referred to as the “Credit Agreement”); and

WHEREAS, the Parties desire to amend and modify the Credit Agreement, as hereinafter provided and subject to the terms and provisions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth in the Credit Agreement as amended by this Loan Amendment, including the mutual covenants and agreements contained herein, the Parties agree as follows:

1.                  Definitions. Unless otherwise defined in this Loan Amendment, each capitalized term used in this Loan Amendment, including its preamble and recitals, has the meaning ascribed to it in the Credit Agreement.

2.                  Amendment to Definition. The following defined terms as reflected in Section 1.01 of the Credit Agreement shall be, and hereby are, deleted in there entireties and replaced by the definitions reflected below inserted, in alphabetical order, for such defined term:

“ “Loan Termination Date” means the earliest to occur of the following: (a) November 5, 2013, (b) the date the Obligations are accelerated pursuant to this Agreement or the Revolving Note and (c) the date the Bank has received (i) notice in writing from the Borrower of the Borrower’s election to terminate this Agreement or the Revolving Note or (ii) indefeasible payment in full of the Obligations.”

3.                  Amended Revolving Note. Borrower shall, upon execution of this Loan Amendment, execute and deliver to the Bank a Fourth Amended and Restated Revolving Note, in the form attached hereto as Exhibit “A” and incorporated herein by this reference (the “Amended Revolving Note”) for the purpose of extending the Loan Termination Date to November 5, 2013. Such Amended Revolving Note shall be an extension, amendment and restatement of the Third Amended and Restated Revolving Note, dated November 4, 2011, in the form attached to the Third Amendment as Exhibit “A,” and all references to the Revolving Note in the Credit Agreement or in any of the other Loan Documents, shall be deemed for all purposes to be a reference to the Amended Revolving Note.

4.                  Amendment to Section 7.01(b) and (e) of Credit Agreement. The Parties agree that subsections (b) and (e) of Section 7.01 of the Credit Agreement shall be, and hereby are, as of the date hereof, deleted in their entirety and replaced with the following:

“(b) Tier 1 Risk Based Capital Ratio. The Tier 1 Risk Based Capital Ratio (expressed as a percentage), as stated in the most recent Call Reports of such Person, of not less than twelve percent (12.0%).

(e) Loan Loss Reserves to Total Loans Ratio. The ratio (expressed as a percentage) of Loan Loss Reserves to the total of all loans made by such Person, shall not be less than the lesser of (i) one and twenty-five hundredths percent (1.25%), or (ii) the allowance amount as shall be required by Applicable Law or Governmental Authority.”

5.                  Compliance Certificates. The Parties agree that the form of Quarterly Compliance Certificate attached as Exhibit “B” to the Third Amendment is hereby deleted and replaced with the form of Quarterly Compliance Certificate attached as Exhibit “B” to this Loan Amendment and incorporated herein by this reference. The Parties agree that the form of Annual Compliance Certificate attached as Exhibit “C” to the Third Amendment is hereby deleted and replaced with the form of Annual Compliance Certificate attached as Exhibit “C” to this Loan Amendment and incorporated herein by this reference. The Parties hereby agree that all references to the Quarterly Compliance Certificate or the Annual Compliance Certificate in the Credit Agreement or in any of the other Loan Documents shall be deemed to be references to the Quarterly Compliance Certificate or the Annual Compliance Certificate, as applicable, in the form attached hereto.

6.                  Conditions Precedent. In addition to any conditions precedent contained in any of the Loan Documents or otherwise contained in this Loan Amendment, the obligations of the Bank under this Loan Amendment are expressly conditioned upon satisfaction of the following additional conditions precedent:

(a) Execution of the Loan Amendment. The Bank having received from the Borrower counterpart signatures of this Loan Amendment.

(b) Delivery of Documents. The Bank shall have received, each in a form acceptable to the Bank, such other documents, instruments, and writings, including but not limited to authorization and incumbency certificates with reasonable documentation attached thereto and incorporated therein, reasonably requested by the Bank.

7.                  Ratification; No Waiver. The Parties agree that, except as specifically amended hereby, the terms and provisions of the Credit Agreement and all of the other Loan Documents, are hereby ratified and shall remain in full force and effect. No amendment contained in this Loan Amendment shall be construed to amend or waive any obligation of the Borrower under the Credit Agreement or any provision of any of the Loan Documents, except to the extent of the specific amendment referenced herein. No delay or omission by the Bank in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Credit Agreement or any other Loan Documents, or otherwise.

8.                  Authorization. The Borrower hereby represents and warrants that (i) the undersigned is a duly authorized representative of the Borrower, (ii) the Borrower has the requisite power and authority to execute and deliver this Loan Amendment, (iii) the execution, delivery and performance of this Loan Amendment have been, duly authorized, approved and ratified by all required organizational action of the Borrower, and (iv) the amendments specifically referenced herein reflect all of the amendments being requested by the Borrower relating to the terms and provisions of the Credit Agreement and the other Loan Documents.

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9.                 Governing Law. This Loan Amendment shall be governed by the laws of the State of Nebraska, other than conflict of law provisions thereof.

10.              Submission to Jurisdiction; Venue. The Borrower hereby submits to the jurisdiction of any state or federal court sitting in Omaha, Nebraska, in any action or proceeding arising out of or relating to this Loan Amendment, the Credit Agreement or any of the other Loan Documents, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. The Borrower also agrees not to bring any action or proceeding arising out of or relating to this Loan Amendment, the Credit Agreement, or any other Loan Document in any other court. The Borrower waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of the Bank. The Borrower agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. The Borrower hereby waives any rights it may have to transfer or change the venue of any suit, action or other proceeding brought against the Borrower by the Bank in accordance with this paragraph or in connection with this Loan Amendment, the Credit Agreement or any other Loan Documents.

11.              JURY TRIAL WAIVER. THE BANK AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS LOAN AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. NO EMPLOYEE OF THE BANK HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THE TERMS AND PROVISIONS OF THIS PARAGRAPH OF THIS LOAN AMENDMENT.

12.              Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, execution and delivery of this Loan Amendment, including, without limitation, the cost for reasonable fees and out-of-pocket expenses of outside counsel for the Bank with respect thereto.

13.              CREDIT Agreement. A CREDIT Agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forbear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

14.              Counterparts. This Loan Amendment may be executed in one or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be deemed an original signature.

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IN WITNESS WHEREOF, the Parties hereto have executed this Credit Amendment as of the date first written above.

“Borrower”

LANDMARK BANCORP, INC., a Delaware corporation

By:	/s/ Mark A. Herpich
Title:	Chief Financial Officer

“Bank”

FIRST NATIONAL BANK OF OMAHA, a national banking association

By:	/s/ Chris Reiner
Title:	Vice President

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Fourth AMENDMENT TO
REVOLVING CREDIT AGREEMENT

EXHIBIT “A”

Form of Amended Revolving Note

Fourth AMENDMENT TO
REVOLVING CREDIT AGREEMENT

EXHIBIT “B”

Form of Quarterly Compliance Certificate

Fourth AMENDMENT TO
REVOLVING CREDIT AGREEMENT

EXHIBIT “C”

Form of Annual Compliance Certificate

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